Exhibit 10.3

ABL INCREMENTAL ASSUMPTION AGREEMENT NO. 1
ABL Incremental Assumption Agreement No. 1 dated as of May 15, 2013 (this “First ABL Incremental Agreement”) among NORANDA ALUMINUM ACQUISITION CORPORATION, a Delaware corporation (the “Company”); the Subsidiaries of the Company signatory hereto (collectively with the Company, the “Borrower”), BANK OF AMERICA, N.A., as Incremental Revolving Facility Lender (the “Incremental Revolving Facility Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the ABL Credit Agreement referred to below.
The Borrower, Holdings, the lenders from time to time party thereto, the Administrative Agent, Citibank, N.A., UBS Securities LLC, Barclays Capital, Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA, as Co-Syndication Agents and Co-Documentation Agents, and Siemens Financial Services, Inc. and U.S. Bank National Association, as Co-Documentation Agents, are parties to that certain ABL Credit Agreement dated as of February 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “ABL Credit Agreement”). Pursuant to Section 2.15(a) of the ABL Credit Agreement, the Borrower has requested that the Incremental Revolving Facility Lender provide Incremental Revolving Facility Commitments. In accordance with Section 2.15(b) of the ABL Credit Agreement, the Incremental Revolving Facility Lender has elected to provide Incremental Revolving Facility Commitments on the terms and conditions set forth herein. Accordingly, the Borrower, the Incremental Revolving Facility Lender and the Administrative Agent hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions. Unless otherwise defined herein, capitalized terms defined in the ABL Credit Agreement, as supplemented by this First ABL Incremental Agreement, have the same meanings when used in this First ABL Incremental Agreement.
ARTICLE II
INCREMENTAL REVOLVING FACILITY COMMITMENTS
Section 2.01    Incremental Revolving Facility Commitments. The Incremental Revolving Facility Lender hereby agrees to provide Incremental Revolving Facility Commitments on the ABL Incremental Effective Date (as defined below) on the terms and conditions set forth herein and in the amount and on the terms and conditions set forth on Annex I attached hereto. Incremental Revolving Facility Commitments provided pursuant to this First ABL Incremental Agreement shall be (i) subject to all of the terms and conditions set forth in the ABL Credit Agreement, including, without limitation, Section 2.15, as supplemented by the First ABL Incremental Agreement and (ii) commitments to make “Other Revolving Loans”, subject in each case to all the terms and conditions therefor set forth in the ABL Credit Agreement, as supplemented by this First ABL Incremental Agreement.
ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.01    Conditions to Effectiveness of this First ABL Incremental Agreement. This First ABL Incremental Agreement and the Incremental Revolving Facility Commitments provided for herein shall become effective on the date (the “ABL Incremental Effective Date”) on which the following conditions precedent are satisfied (or waived):
(a)    Execution and Delivery of this First ABL Incremental Agreement. The Administrative Agent shall have received counterparts of this First ABL Incremental Agreement duly executed by the Borrower, the Incremental Revolving Facility Lender and the Administrative Agent.
(b)    Payment of Fees. All fees required to be paid and costs and expenses, in each case, due to the Administrative Agent and its affiliates shall have been paid; provided that any fees may be paid by being netted out of the proceeds of the initial Other Revolving Loans (if any) funded on the ABL Incremental Effective Date.
(c)    Counsel Fees. Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) shall have received full payment from the Company of the fees and expenses of Fried Frank pursuant to Section 5.06 herein.
(d)    Deliverables. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the ABL Incremental Effective Date (or, in the case of certificates of governmental officials, a recent date before the ABL Incremental Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and the Incremental Revolving Facility Lender:
(i)    if requested by the Incremental Revolving Facility Lender, a Note executed by the Borrower in favor of the Incremental Revolving Facility Lender;
(ii)    a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction) of each Loan Party as of a recent date;
(iii)    a certificate of a Responsible Officer of the Company dated the ABL Incremental Effective Date and certifying;
(A)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party have not been amended or otherwise modified since the prior delivery of such materials to the Term Administrative Agent on March 8, 2013 (a copy of which has been separately provided to the Administrative Agent);
(B)    that the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of each Loan Party have not been amended or otherwise modified since the prior delivery of such materials to the Term Administrative Agent on March 8, 2013 (a copy of which has been separately provided to the Administrative Agent);
(C)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of each Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the First ABL Incremental Agreement Documents (as defined in Section

4.01(a) herein) to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the ABL Incremental Effective Date;
(D)    that the incumbency and specimen signature of each officer executing any First ABL Incremental Agreement Document or any other document delivered in connection herewith on behalf of each Loan Party is as previously certified to the Term Administrative Agent on March 8, 2013 (a copy of which has been separately provided to the Administrative Agent);
(E)    as to the absence of any pending proceeding for the dissolution or liquidation of any Loan Party or, to the knowledge of such person, threatening the existence of any Loan Party;
(iv)    a favorable written opinion of (i) Wachtell, Lipton, Rosen & Katz and (ii) Gail Lehman, Esq., the General Counsel to the Loan Parties, in each case (A) dated the ABL Incremental Effective Date, (B) addressed to the Administrative Agent and the Incremental Revolving Facility Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request; and
(v)    a certificate signed by a Responsible Officer of the Company certifying that the conditions precedent set forth in Section 5.01(b) and (c) of the ABL Credit Agreement shall have been satisfied both before and after giving effect to this First ABL Incremental Agreement and the initial Other Revolving Loans (if any) provided hereby.
(e)    Representations and Warranties. The representations and warranties set forth in Section 4.01 of this First ABL Incremental Agreement and any other Loan Document shall be true and correct in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(f)    Notices Required by Section 2.15 of the ABL Credit Agreement. This First ABL Incremental Agreement shall serve as the notice required by Section 2.15(a) of the ABL Credit Agreement.
(g)    Borrowing Request. If applicable, the Administrative Agent shall have received a Borrowing Request requesting the borrowing of any initial Other Revolving Loans on the ABL Incremental Effective Date in accordance with the requirements of Section 2.03 of the ABL Credit Agreement; provided that the Administrative Agent, in its reasonable discretion, may shorten notice periods required by Section 2.03 of the ABL Credit Agreement.
Section 3.02    Effects of this First ABL Incremental Agreement.
(a)    The rights and obligations of the parties hereto shall be governed by the ABL Credit Agreement, as supplemented on and after the ABL Incremental Effective Date, by this First ABL Incremental Agreement. On and after the ABL Incremental Effective Date, each reference in the ABL Credit agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the ABL Credit Agreement and all references to the ABL Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the ABL Credit Agreement, as supplemented by this First ABL Incremental Agreement.

(b)    Other than as specifically provided herein, this First ABL Incremental Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the ABL Credit Agreement or any other Loan Document or of any other term or condition of the ABL Credit Agreement or any other Loan Document, nor shall the entering into of this First ABL Incremental Agreement preclude the Administrative Agent and/or any Lender from refusing to enter into any future waivers or amendments with respect thereto. This First ABL Incremental Agreement is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender (including the Increment Revolving Facility Lender) except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the ABL Credit Agreement and the other Loan Documents, as amended or supplemented to date (including as supplemented by means of this First ABL Incremental Agreement).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.01    Representations and Warranties of the Borrower. In order to induce the Incremental Revolving Facility Lender to commit to provide Incremental Revolving Facility Commitments and the Administrative Agent and the Incremental Revolving Facility Lender to enter into this First ABL Incremental Agreement, the Borrower represents and warrants, as of the date hereof and the ABL Incremental Effective Date, that:
(c)     each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under the First ABL Incremental Agreement and any agreement or certificate required to be delivered hereunder (collectively, the “First ABL Incremental Agreement Documents”) to which it is a party and, in the case of the Borrower, to borrow and otherwise obtain credit in accordance with the terms hereof;
(d)    the execution, delivery and performance by each Loan Party of each of the First ABL Incremental Agreement Documents to which it is a party, the borrowings (if any) pursuant to the Incremental Revolving Facility Commitments provided for herein and the transactions contemplated hereby have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party;
(e)    no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery, performance, validity or enforceability of this First ABL Incremental Agreement or any of the other First ABL Incremental Agreement Documents except such as have been made or obtained and are in full force and effect and such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; and
(f)    each First ABL Incremental Agreement Document has been duly executed and delivered on behalf of each Loan Party party thereto and constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
ARTICLE V
POST-CLOSING COVENANT

Section 5.01    Mortgage Modifications. Within ninety (90) days after the ABL Incremental Effective Date (or such longer period, as approved in the sole discretion of the Administrative Agent), the Company shall execute and deliver, or cause its applicable Subsidiaries to execute and deliver, appropriate modifications or amendments (if any) to the Mortgages, as reasonably requested by the Administrative Agent, together with all related filings, payment of costs and fees, and other actions as required by the ABL Credit Agreement relating to the Mortgages.
ARTICLE VI
MISCELLANEOUS
Section 6.01    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this First ABL Incremental Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this First ABL Incremental Agreement.
Section 6.02    Execution in Counterparts. This First ABL Incremental Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First ABL Incremental Agreement by facsimile or other electronic means (e.g. “.pdf” or “.tiff”) shall be effective as delivery of a manually executed counterpart of this First ABL Incremental Agreement.
Section 6.03    Successors and Assigns. The provisions of this First ABL Incremental Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 6.04    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. THIS FIRST ABL INCREMENTAL AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST ABL INCREMENTAL AGREEMENT OR ANY OTHER FIRST ABL INCREMENTAL AGREEMENT DOCUMENT (EXCEPT, AS TO ANY OTHER FIRST ABL INCREMENTAL AGREEMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.
(b)    Submission to Jurisdiction. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS FIRST ABL INCREMENTAL AGREEMENT AND THE OTHER FIRST ABL INCREMENTAL AGREEMENT DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT

ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIRST ABL INCREMENTAL AGREEMENT OR ANY OTHER FIRST ABL INCREMENTAL AGREEMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST ABL INCREMENTAL AGREEMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    Waiver of Venue. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST ABL INCREMENTAL AGREEMENT OR ANY FIRST ABL INCREMENTAL AGREEMENT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE ABL CREDIT AGREEMENT. NOTHING IN THIS FIRST ABL INCREMENTAL AGREEMENT OR ANY OTHER FIRST ABL INCREMENTAL AGREEMENT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 6.05    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST ABL INCREMENTAL AGREEMENT OR ANY OTHER FIRST ABL INCREMENTAL AGREEMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST ABL INCREMENTAL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 6.06    Fees and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its affiliates (including the reasonable and invoiced fees, charges and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this First ABL Incremental Agreement and the other documents and instruments referred to herein or contemplated hereby.

Section 6.07    Loan Document Pursuant to ABL Credit Agreement. This First ABL Incremental Agreement is a Loan Document executed pursuant to the ABL Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the ABL Credit Agreement (and, following the effectiveness hereof, the ABL Credit Agreement as supplemented hereby).
[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this First ABL Incremental Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	NORANDA ALUMINUM ACQUISITION CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
NORANDA INTERMEDIATE HOLDING CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
NORANDA ALUMINUM, INC. By: /s/ Mark J. Walker Name: Mark J. Walker Title: Treasurer
NORANDAL USA, INC. By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
GRAMERCY ALUMINA HOLDINGS INC. By: /s/ Mark J. Walker Name: Mark J. Walker Title: Treasurer

[Signature Page – ABL FILO Incremental]

GRAMERCY ALUMINA HOLDINGS II, INC. By: /s/ Gail E. Lehman Name: Gail E. Lehman Title: Secretary
NORANDA ALUMINA LLC By: /s/ Gail E. Lehman Name: Gail E. Lehman Title: Secretary

[Signature Page – ABL FILO Incremental]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. By: /s/ Steven L. Hipsman Name: Steven L. Hipsman Title: Senior Vice President
INCREMENTAL REVOLVING FACILITY LENDER:	BANK OF AMERICA, N.A. By: /s/ Steven L. Hipsman Name: Steven L. Hipsman Title: Senior Vice President

[Signature Page – ABL FILO Incremental]

ACKNOWLEDGEMENT AND AGREEMENT
Noranda Aluminum Holding Corporation hereby acknowledges that it has reviewed the ABL Incremental Assumption Agreement No. 1 dated as of May 15, 2013 to which this Acknowledgement and Agreement is attached as an exhibit (the “First ABL Incremental Agreement”) and hereby consents to the execution, delivery and performance thereof by the Borrower. Noranda Aluminum Holding Corporation hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the First ABL Incremental Agreement, neither the supplement of the ABL Credit Agreement or any other Loan Document effected pursuant to the First ABL Incremental Agreement, nor the execution, delivery, performance or effectiveness of the First ABL Incremental Agreement or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound.

NORANDA ALUMINUM HOLDING CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer

[Signature Page – ABL FILO Incremental]

ANNEX I

Terms and Conditions for
Incremental Revolving Facility Loan Commitments

Borrowers:
Noranda Aluminum Acquisition Corporation
Norandal USA, Inc.
Noranda Aluminum, Inc.
Noranda Alumnina LLC
Noranda Intermediate Holding Corporation
Gramercy Alumina Holdings II, Inc.
Gramercy Alumina Holdings, Inc.

Incremental Revolving Facility Lender:	Bank of America, N.A.
Type of Incremental Revolving Facility Commitments:	Other Revolving Loans
Effective Date:	May 15, 2013
Amount:	$15,000,000
Amortization:	None
Upfront Fee:	As separately agreed between the Company and the Incremental Revolving Facility Lender
Final Maturity Date:	Same as the Revolving Facility Maturity Date
Interest Rate on Other Revolving Loans Made Pursuant to First ABL Incremental Agreement
For the account of the Incremental Revolving Facility Lender, an amount equal to (i) at the Borrowers’ election, Adjusted Eurodollar Rate or the Base Rate plus (ii) 1.50% per annum plus (iii) the “Applicable Margin” that would apply to other Revolving Facility Loans (it being understood, for the avoidance of doubt, that the Borrowing Base in any such determination shall include an amount equal to the Incremental Availability)

Unutilized Commitment Fee:
For the account of the Incremental Revolving Facility Lender, an amount equal to 0.375% per annum multiplied by the actual daily amount by which the Incremental Revolving Facility Commitments exceeds the Outstanding Amount of Other Revolving Loans made pursuant to the First ABL Incremental Agreement; payable at the times and in the manner as otherwise specified with respect to other Revolving Facility Loans in Section 2.12(a) of the ABL Credit Agreement

Ranking:	Pari passu in right of payment and of security with the Revolving Facility Loans (subject to Section 8.03 of the ABL Credit Agreement, and to the ‘FILO Mechanics’ section specified below)

FILO Mechanics:
1.    Borrowings under the ABL Credit Agreement on or after the ABL Incremental Effective Date shall consist only of Other Revolving Loans made pursuant to the First ABL Incremental Agreement until the Outstanding Amount of such Other Revolving Loans equals the lesser of the (i) Incremental Revolving Facility Commitments and (ii) Incremental Availability
2.    No Other Revolving Loans made pursuant to the First ABL Incremental Agreement may be prepaid until the aggregate principal amount of Revolving Facility Loans (other than such Other Revolving Loans) equals $0